October 2, 2007

DREYFUS PREMIER GREATER CHINA FUND

Supplement to Prospectus
dated March 1, 2007

Effective October 2, 2007, the following information supersedes and replaces any contrary information contained in the section of the Fund's Prospectus entitled "Management":

Dreyfus has engaged Hamon U.S. Investment Advisors Limited (Hamon), located at 3510-3515 Jardine House, 1 Connaught Place, Central, Hong Kong, to serve as the fund's sub-investment adviser. As of July 2007, Hamon had approximately $2.199 billion under management.

Hugh Simon and Nina Wu are the fund's co-primary portfolio managers. Mr. Simon established Hamon in 1989 and currently is the Chief Executive of Hamon. He has been a co-primary portfolio manager of the fund since July 2007. Ms. Wu has been a co-primary portfolio manager of the fund since December 2006 and has been a portfolio manager with Hamon since March 2006. From August 2005 to April 2006, Ms. Wu was a portfolio manager for Everbright Pramerica Fund Management Co., Ltd., and prior thereto she served in various capacities for Hua An Fund Management, Co., Ltd., including analyst, senior analyst and fund manager.